                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

            |_|      Preliminary Proxy Statement
            |_|      Confidential,  for Use of the Commission Only (as permitted by Rule 14a-6(e)2)
            |X|      Definitive Proxy Statement
            |_|      Definitive Additional Materials
            |_|      Soliciting Material Under Rule 14(a)-12

                              Puroflow Incorporated
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

            Payment of Filing Fee (Check the appropriate box):

            |X|      No fee required.

            |_|      Fee   computed  on  table  below  per  Exchange  Act  Rules
                     14a-6(i)(1) and 0-11.

            (1)      Title of each  class  of  securities  to which  transaction applies:

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            (2)      Aggregate   number  of  securities  to  which   transaction
                     applies:

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            (3)      Per unit  price or other  underlying  value of  transaction computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated  and state how it was determined):

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            (4)      Proposed maximum aggregate value of transaction:

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            (5)      Total fee paid:

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            |_|      Fee paid previously with preliminary materials:

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            |_|      Check box if any part of the fee is offset as  provided  by
                     Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement  number,  or the form or schedule and the date of its filing.

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            (1)      Amount Previously Paid:

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            (2)      Form, Schedule or Registration Statement No.:

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            (3)      Filing Party:

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            (4)      Date Filed:

                                               August 6, 2001

To Our Stockholders:

            On behalf of your Company's Board of Directors,  I cordially  invite you to attend the Annual Meeting of Stockholders  to be held on Tuesday,  August
28, 2001,  at 10:00 a.m.,  local time,  at the Airtel Plaza Hotel,  7277 Valjean
Avenue, Van Nuys, California 91406.

            The  accompanying  Notice of Meeting and Proxy  Statement  cover the details of the matters to be presented. A copy of the Company's Annual Report on
Form  10-KSB for the fiscal year ended  January  31, 2001 is included  with this mailing.

            Regardless  of whether you plan to attend the Annual  Meeting,  your vote  is  important.  I urge  you to  participate  by  promptly  completing  and returning the enclosed proxy card as soon as possible. You may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

            We appreciate your continued support.

                                       Cordially,

                                       PUROFLOW INCORPORATED

                                       Michael H. Figoff
                                       President and Chief Executive Officer

                              PUROFLOW INCORPORATED
                              16559 Saticoy Street
                           Van Nuys, California 91406

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 28, 2001

To the Stockholders of PUROFLOW INCORPORATED:

            NOTICE IS HEREBY GIVEN that the annual meeting of stockholders  (the
"Annual  Meeting")  of  Puroflow  Incorporated,   a  Delaware  corporation  (the
"Company"),  will be held at the Airtel  Plaza Hotel on August 28, 2001 at 10:00
a.m., local time, or any adjournment or postponement  thereof, for the following purposes, all as more fully described in the attached Proxy Statement:

            (1)   To elect seven (7) members of the Board of  Directors  for one year or until their successors are elected and qualified.

            (2)   To adopt the 2001 Stock Option Plan.

            (3)   To  approve  a one for  fifteen  reverse  stock  split  of the
                  Company's issued and outstanding Common Stock.

            (4)   To vote  for the  appointment  of  auditors,  Rose,  Snyder  &
                  Jacobs, for the fiscal year ended January 31, 2002.

            (5)   To transact  such other  business as may properly  come before the meeting or any adjournments thereof.

            Only  stockholders  of record at the close of  business  on June 29,
2001 shall be entitled to notice of and to vote at the Annual Meeting. A copy of the  Company's  Annual  Report for the fiscal  year ended  January  31,  2001 is enclosed.

            The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. You are earnestly requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope provided for that purpose (to which no postage need be affixed if mailed in the
United States), whether or not you expect to attend the Annual Meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the Annual
Meeting. The prompt return of the proxy card will be of assistance in preparing for the Annual Meeting and your cooperation in this respect will be greatly appreciated.

                                        By Order of the Board of Directors,

                                        Sandy Yoshisato
                                        Corporate Secretary

Van Nuys,  California
August 6, 2001

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       YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN
          AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE
                            ENCLOSED RETURN ENVELOPE.
--------------------------------------------------------------------------------

                              PUROFLOW INCORPORATED
                              16559 Saticoy Street
                           Van Nuys, California 91406

                                 PROXY STATEMENT
                            OF THE BOARD OF DIRECTORS
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 28, 2001

                                  INTRODUCTION

            This  Proxy  Statement  and the  accompanying  proxy  card are being furnished to the stockholders of Puroflow  Incorporated,  a Delaware corporation
(the "Company"),  in connection with the solicitation of proxies by the Board of
Directors of the Company for use in voting at the Annual Meeting of Stockholders to be held at the Airtel Plaza Hotel, 7277 Valjean Avenue, Van Nuys,  California
91406,  on August 28, 2001 at 10:00 a.m.,  local time (together with any and all adjournments or postponements  thereof,  the "Annual  Meeting").  This Notice of
Annual Meeting and Proxy Statement,  together with the  accompanying  proxy card and Annual  Report to  Stockholders  of the  Company  for the fiscal  year ended
January 31, 2001 (including the financial  statements  contained  therein),  are first being mailed or delivered to stockholders of the Company on or about [ ].

                                QUORUM AND VOTING

AGENDA FOR MEETING

            At the Annual Meeting,  the holders of outstanding  shares of common stock,  par value $0.01 per share,  of the Company (the "Common  Stock") will be asked to consider  and vote upon:  (i) the  election of seven (7)  Directors  to serve  for a term of one  year or until  their  respective  successors  are duly elected and qualified ("Proposal 1"); (ii) the adoption of the 2001 Stock Option
Plan  ("Proposal  2");  (iii) the  amendment  to the  Company's  Certificate  of
Incorporation  to effect a  reverse  stock  split of the  Company's  issued  and outstanding Common Stock, whereby the Company will issue one new share of Common
Stock in  exchange  for each  fifteen  shares of the  outstanding  Common  Stock
("Proposal 3"); (iv) the  appointment of Rose,  Snyder &  Jacobs,  certified public accountants,  as independent  auditors of the Company for the fiscal year ending  January 31, 2002  ("Proposal  4");  and (v) such other  proposals as may properly be presented for the Annual Meeting.

RECORD DATE

            The  record  date for the  Annual  Meeting  is June 29,  2001.  Only stockholders  of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

VOTING STOCK

            The only class of stock  entitled to be voted at the Annual  Meeting is the  Company's  Common  Stock.  At the close of business on the record  date, there were 7,399,091 shares of Common Stock  outstanding and entitled to vote at the Annual Meeting, and the holders of these shares will be entitled to one vote per share.

QUORUM

            The By-laws of the Company  provide that holders of more than 50% of the shares  outstanding  and entitled to vote must be  represented at the Annual
Meeting either in person or by proxy.

ADJOURNED MEETING

            If a quorum  is not  present  at the  scheduled  time of the  Annual
Meeting,  the  stockholders  who are  represented may adjourn the Annual Meeting until a quorum is present.  The time and place of the adjourned  Annual  Meeting will be announced at the time the adjournment is taken, and no other notice will be  given.  An  adjournment  will have no  effect  on the  business  that may be conducted at the Annual Meeting.

TABULATION OF VOTES

            The votes will be  tabulated  and  certified  by two  inspectors  of election appointed by the Company.

RETURNING YOUR PROXY CARD

            A proxy will not be valid unless the completed  enclosed  proxy card is received by the Company prior to commencement  of the Annual Meeting.  If the enclosed proxy card is properly executed and returned to the Company,  then your shares will be voted in accordance with the instructions contained therein.

            Any  stockholder  who  executes and returns a proxy may revoke it at any time  before it is voted at the Annual  Meeting by: (i)  delivering  written notice of such revocation to the Company (attention:  Corporate Secretary) prior to the commencement of the Annual Meeting; (ii) submitting a duly executed proxy bearing a later date which  relates to the same shares;  or (iii)  attending and voting such shares at the Annual Meeting.  Mere attendance at the Annual Meeting will not, in and of itself, revoke an otherwise valid proxy.

            Whether  or  not  you  attend  the  Annual  Meeting,  your  vote  is important.  Accordingly, you are urged to sign and return the accompanying proxy card  regardless  of the  number of shares  you own.  Shares can be voted at the
Annual Meeting only if the holder is present or represented by proxy.

VOTE REQUIRED AND METHOD OF COUNTING VOTES

            With respect to Proposal 1 (the election of directors), stockholders may vote in favor of all nominees,  withhold their votes as to all nominees,  or withhold their votes as to specific nominees. Checking the box on the proxy card that withholds  authority to vote for a nominee is the equivalent of abstaining.
The seven  nominees  who  receive  the  greatest  number  of votes  cast for the election  of  directors  by shares  entitled to vote and present in person or by proxy  at the  Annual  Meeting  will be  elected  directors.  In an  uncontested plurality election such as this, abstentions have no effect, since approval by a percentage of the shares present or outstanding is not required.

            With  respect to Proposal 2 (the  adoption of the 2001 Stock  Option
Plan), stockholders may vote in favor of the proposal,  against the proposal, or abstain from voting.  The affirmative  vote of the majority of shares present in person or by proxy and  entitled to vote at the Annual  Meeting is required  for approval of Proposal 2. Broker non-votes and abstentions are not included in the tabulation  of the voting  results on the adoption of the 2001 Stock Option Plan and,  therefore,  do not  have  the  effect  of  votes  in  opposition  in  such tabulation.

            With respect to Proposal 3 (the reverse stock  split),  stockholders may vote in favor of the proposal, against the proposal, or abstain from voting.
The affirmative vote of a majority of the outstanding  shares of Common Stock is required for approval of Proposal 3, so an  abstention  or broker  non-vote will have the same effect as a vote against Proposal 3.

            With  respect  to  Proposal  4  (the   ratification  of  independent
auditors), stockholders may vote in favor of the proposal, against the proposal, or abstain from voting.  The affirmative  vote of the majority of shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal 4. Broker non-votes and abstentions are not included in the tabulation of the voting results on the  ratification  of  independent  auditors and,  therefore,  do not  have  the  effect  of  votes  in  opposition  in  such tabulation.

            Brokers who hold shares for the  accounts of their  clients may vote such shares either as instructed by their  clients,  or if no  instructions  are received,  in their own  discretion if permitted by the stock  exchange or other organization  of which they are members.  Members of the New York Stock Exchange are  permitted  to vote a  client's  proxy in  their  own  discretion  as to the election  of  directors  and  ratification  of  independent  auditors  (each,  a
"discretionary  proposal")  if their client has not  furnished  them with voting instructions prior to the Annual Meeting. When a broker is empowered by a client to vote that client's  shares on some but not all of the proposals at a meeting, the missing  votes are referred to as "broker  non-votes."  Those shares will be included in determining the presence of a quorum at the Annual  Meeting.  Broker non-votes will not, however,  be considered  "present" for purposes of voting on any  non-discretionary  proposal,  and they will therefore have no impact on the outcome of such proposals.

            If you sign the proxy  card but do not make  specific  choices,  the proxy holder will vote your shares as  recommended  by the Board of Directors as follows:

                 o "FOR" the election of all nominees for directors,
                 o "FOR" the adoption of the 2001 Stock Option Plan,
                 o "FOR" the reverse stock split, and
                 o "FOR" ratification of the selection of independent auditors.

            If any other  business that is unknown a reasonable  time before the solicitation  properly  comes before the  stockholders  for a vote at the Annual
Meeting,  your shares will be voted in  accordance  with the  discretion  of the holders of the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following  table sets forth certain  information  as of June 29,
2001 regarding the beneficial ownership of Common Stock by (A) each person known by the Company to own  beneficially  more than five percent of the Common Stock,
(B) each  director and director  nominee of the Company,  (C) each of the "Named
Executive   Officers"   (as  defined  in  "Executive   Compensation   -  Summary
Compensation  Table"),  and (D) all executive  officers,  directors and director nominees of the Company as a group. Unless otherwise  indicated,  the address of each person named in the table below is c/o Puroflow Incorporated, 16559 Saticoy
Street, Van Nuys, California 91406.

                                                                              NUMBER OF SHARES                 PERCENTAGE
                                                                                BENEFICIALLY                 BENEFICIALLY
NAME                                                                              OWNED (1)                         OWNED
                                                                                  ---------                         -----
Steel Partners II, L.P. (Warren G. Lichtenstein** - Sole Voting Power)             2,219,000  (2)                   30.0%
Reuben M. Siwek                                                                      362,750  (3)                    4.9%
David S. Nagelberg                                                                   459,350  (4)                    6.2%
Michael H. Figoff**                                                                  197,000  (5)                    2.6%
George Solymar                                                                       334,650  (6)                    4.5%
Robert A. Smith**                                                                     76,000  (7)                    1.0%
Dale Livingston                                                                       21,000  (8)                       *
Dr. Tracy Kent Pugmire**                                                              31,000  (9)                       *
Wayne Conner                                                                          25,000  (10)                      *
Travis Bradford**                                                                          0  (2)                       0
Glen Kassan**                                                                              0  (2)                       0
Joshua Schechter**                                                                         0  (2)                       0
All directors, director nominees and
executive officers as a group (nine persons)                                       2,569,000                        34.7%

*           Less than 1%
**          Denotes nominee for election as director at the Annual Meeting.
(1)         As used in this table, a beneficial owner of a security includes any person who, directly or indirectly,  through contract,  arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting of, such  security or (ii)  investment power  which  includes  the  power  to  dispose,  or to  direct  the disposition of, such security. In addition, a person is deemed to be the  beneficial  owner of a security if that person has the right to acquire beneficial  ownership of such security within 60 days of the date shown above.
(2)         Based upon a Form 4 filed jointly with the  Securities  and Exchange
            Commission (the  "Commission") by Steel Partners II, L.P. and Warren
            Lichtenstein.  The business  address of Steel  Partners II, L.P. and
            Messrs.  Lichtenstein  and  Bradford is 150 East 52nd  Street,  21st
            Floor, New York, New York 10022.
(3)         Includes  70,000  shares of Common  Stock  owned by estate of Martha
            Siwek. Mr. Siwek disclaims  beneficial ownership of the shares owned by estate of Martha Siwek.
(4)         Based  upon  a  Schedule  13G  filed  with  the  Commission  by  Mr.
            Nagelberg.  Includes  99,250  shares owned by The  Nagelberg  Family
            Trust over which Mr.  Nagelberg and his spouse,  as trustees,  share voting and

            dispositive power. The business address of Mr. Nagelberg is c/o M.H.
            Meyerson & Co.,  Inc.,  P.O. Box 2142,  Rancho Santa Fe,  California
            92067-2142.
(5)         Includes  options to purchase  55,000 shares of Common Stock,  which are exercisable within 60 days hereof.
(6)         The  business  address  of Mr.  Solymar  is  2203  Crescent  Avenue,
            Montrose, California 91020.
(7)         Includes  options to purchase  10,000 shares of Common Stock,  which are exercisable within 60 days hereof.
(8)         Includes  options to purchase  12,600 shares of Common Stock,  which are exercisable within 60 days hereof.
(9)         Includes  options to purchase  10,000 shares of Common Stock,  which are exercisable within 60 days hereof.
(10)        Includes  options to purchase  21,000 shares of Common Stock,  which are exercisable within 60 days hereof.

                        PROPOSAL 1: ELECTION OF DIRECTORS

            Directors of the Company are elected  annually at the annual meeting
of  stockholders.   Their  respective  terms  of  office  continue  until  their successors have been duly elected and qualified in accordance with the Company's
By-laws.  There  are no  family  relationships  among  any of the  directors  or executive officers of the Company.

            The Board nominated  Michael H. Figoff,  Robert A. Smith,  Dr. Tracy
Kent Pugmire,  Warren G. Lichtenstein,  Travis Bradford,  Glen Kassan and Joshua
Schechter  for  election  to the  Board at the  Annual  Meeting.  At the  Annual
Meeting,  seven  directors are to be elected to serve for a term of one year and until their respective successors are duly elected and qualified.

            The  designated  representatives  named in the  enclosed  proxy card intend  to vote for the  election  to the Board of  Directors  each of the seven nominees  named in the table  below to serve  until the 2002  Annual  Meeting of
Stockholders  and until their  successors  shall be duly elected and  qualified, unless the proxy card is marked to expressly indicate  otherwise.  Should any of such nominees be unable or unwilling to accept such election (which the Board of
Directors does not anticipate), then the designated representatives named in the enclosed proxy card will vote for the election of such other person as the Board of Directors  may  recommend.  Proxies  cannot be voted for a greater  number of persons than the number of nominees named.

INFORMATION CONCERNING DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

            The following table sets forth information  regarding the directors, the director  nominees and the executive  officers of the Company as of June 29,
2001.

NAME                           AGE      POSITIONS WITH THE COMPANY
----                           ---      --------------------------
Michael H. Figoff(1)           58       Director, CEO and President
Robert A. Smith(1)             60       Director, Vice Chairman of the Board
Dr. Tracy Kent Pugmire(1)      70       Director
Warren G. Lichtenstein(1)      36       Director
Travis Bradford(1)             29       Director, Acting Chairman of the Board
Glen Kassan                    57       Director Nominee
Joshua Schechter               28       Director Nominee
Wayne Conner                   53       Vice President of Engineering
Dale Livingston                62       Vice President of Operations

------------------------------
(1)         Indicates current member of the Board of Directors standing for re-election at the Annual Meeting.

            The business  experience of each of the persons  listed above for at least five years is as follows:

            MICHAEL  H.  FIGOFF  has  served as  President  and Chief  Executive
Officer and  Director  of the  Company  since May 1995.  Mr.  Figoff  joined the
Company in 1988 and has  previously  served as its Executive  Vice President and
Director  of  Marketing.  Prior to joining the  Company,  Mr.  Figoff  served in various  capacities  with  Lockheed  Martin,  Textron,  Fairchild  and  Ferranti
International.

            ROBERT A. SMITH has served as a Director of the  Company  since July
1994. Mr. Smith had been President of Microsource Incorporated,  a subsidiary of
Giga-Tronics,  from  October  1998  until  May  2001  and  currently  serves  as
Microsource's  Vice Chairman.  Previously,  Mr. Smith served as President of the
Industrial  Products  Group of Haskel  International  Inc. from February 1995 to
January 1998;  President and Chief  Executive  Officer of Industrial  Tools Inc.
from January 1994 to February 1995;  President of Engineered  Filtration Company
from  October  1992 to  January  1994;  President  of  Puroflow  Corporation,  a
wholly-owned  subsidiary of the Company, from February 1991 to October 1992; and
President of RTS Systems  Incorporated  from May 1988 to February 1991, when the company was acquired by Telex Communications, Inc. Mr. Smith served as President of  Purolator  Technologies  Inc.  from 1980 to 1988 and  served as the  General
Manager of the Filter Division of HR Textron Inc. from 1964 to 1980.

            DR. TRACY KENT PUGMIRE has served as a Director of the Company since
June 1991. Since April 1992, Dr. Pugmire has served as an independent  technical consultant.  Dr. Pugmire currently provides consulting services to Spincraft,  a
Division  of  Standex  International,  and  is  involved  with  the  design  and fabrication of the X-33 and X-34 rocket  vehicles.  Previously,  Dr. Pugmire was

Executive  Vice  President  of ARDE Inc.  and  worked as a Program  Manager  for several  companies  including TRW Space Systems  Division,  Technion Inc.,  AVCO
Missile and Space Systems (now a division of Textron),  General  Electric  Space
Sciences Laboratory, and Boeing Propulsion and Mechanical Systems Department.

            WARREN G. LICHTENSTEIN has served as a Director of the Company since
September  16,  1999.  Mr.  Lichtenstein  has been the  Chairman  of the  Board,
Secretary and the Managing Member of Steel Partners, L.L.C., the general partner of Steel  Partners  II, L.P.,  since  January 1, 1996.  Prior to such time,  Mr.
Lichtenstein  was the  Chairman  and a director  of Steel  Partners,  Ltd.,  the general  partner  of Steel  Partners  Associates,  L.P.,  which was the  general partner of Steel Partners II, L.P. from 1993 until prior to January 1, 1996. Mr.
Lichtenstein was the acquisition/risk  arbitrage analyst at Ballantrae Partners,
L.P.,  a private  investment  partnership  formed  to invest in risk  arbitrage,
special   situations  and  undervalued   companies,   from  1988  to  1990.  Mr.
Lichtenstein  has served as a Director of WebFinancial  Corporation,  a consumer and  commercial  lender,  since 1996 and as its  President  and Chief  Executive
Officer since December 1997. He has served as a Director of Gateway  Industries,
Inc.,  a provider of database  development  and Web site design and  development services,  since 1994 and as Chairman of the Board since 1995.  He has served as
President,  Chief Executive Officer and Director of CPX Corp., a company with no significant  business  operations,  since June 23, 1999 and as its Secretary and
Treasurer  since  May 3,  2001.  Mr.  Lichtenstein  is  also a  Director  of the following publicly held companies:  Tandycrafts, Inc., a manufacturer of picture frames and framed art, ECC  International  Corp, a manufacturer  and marketer of computer-controlled simulators for training personnel to perform maintenance and operator  procedures on military  weapons,  US  Diagnostic  Inc., an operator of outpatient medical diagnostic imaging and related facilities, and as Chairman of the  Board of Aydin  Corporation  from  October  5,  1998  until its sale to L-3
Communications Corporation in April 1999.

            TRAVIS BRADFORD has been a strategic and operational  consultant for over 10 years. He has been a Vice President of Steel Partners Services,  Ltd., a management  and advisory  company that provides  services to Steel  Partners II,
L.P.,  since June 1999.  From March 1997 to May 1999, he was a member of Holding
Capital Group, LLC, an equity investment group. Mr. Bradford received his B.B.A.
in Finance from Georgia State  University in 1992, and his M.B.A. in Finance and
Management from Stern School of Business at New York University in 1996. He also attended the Ph.D.  program at the  University of Chicago  studying  finance and economics.

            GLEN KASSAN has served as Executive Vice President of Steel Partners
Services,  Ltd.  since June 2001 and as Vice  President  since October 1999. Mr.
Kassan has served as Vice President,  Chief  Financial  Officer and Secretary of
Gateway Industries,  Inc. since June 2000. He has also served as Vice President,
Chief  Financial  Officer and Secretary of WebFinancial  Corporation  since June
2000.  From 1997 to 1998,  Mr.  Kassan  served as Chairman  and Chief  Executive
Officer of Long Term Care Services,  Inc., a privately owned healthcare services company  which  Mr.  Kassan  co-founded  in 1994 and  initially  served  as Vice
Chairman  and Chief  Financial  Officer.  Mr.  Kassan is currently a Director of
Tandycrafts, Inc. and the Chairman of the Board of US Diagnostic Inc.

            JOSHUA  SCHECHTER  has  served  as an  Associate  of Steel  Partners
Services,  Ltd. since July 2001. From March 1998 to June 2001, Mr. Schechter was
an  Associate  in the  corporate  finance  group at  Imperial  Capital,  LLC, an investment  banking  firm.  From August 1997 to February  1998,  he was a Senior
Analyst at Leifer Capital,  Inc., an investment  banking firm. From January 1996 to June 1997, Mr. Schechter was a Tax Consultant with Ernst & Young LLP. Mr.
Schechter  received  his B.B.A.  and M.A. in  Professional  Accounting  from the
University of Texas at Austin in 1995.

            WAYNE CONNER has over 30 years of filtration experience and has been the Vice President of  Engineering of the Company since July 1997.  From 1990 to
1994, Mr. Conner served as Senior Project Engineer - New Product Development for
the Hydraulic  Filter Division of Parker Hannifin  Corporation.  Mr. Conner also served in various capacities with Purolator Technologies Inc.

            DALE  LIVINGSTON  has been the Vice  President of  Operations of the
Company  since  February  1998.  From  August  1995  until  February  1998,  Mr.
Livingston  served as Director of  Operations  of the Company,  and from October
1989 until  August 1995,  he served as  Production  Manager of the Company.  Mr.
Livingston   previously  served  in  various  capacities  with  Parker  Hannifin
Corporation,  Hydraulic  Research/Textron,  Talley  Corporation,  The  Marquardt
Company and Teleflex Control Systems.

            Each of the director  nominees has  consented to serve as a director and, if elected,  intends to discharge  his duties as director of the Company in compliance  with  all  applicable  legal  requirements,  including  the  general fiduciary obligations imposed upon corporate directors.

VOTE REQUIRED

            Approval  of  Proposal  1 to  elect  seven  directors  requires  the affirmative  vote of a plurality  of the shares of Common Stock  represented  in person or by proxy at the  Annual  Meeting.  The  seven  director  nominees  are
Michael  H.  Figoff,  Robert  A.  Smith,  Dr.  Tracy  Kent  Pugmire,  Warren  G.
Lichtenstein,  Travis Bradford,  Glen Kassan and Joshua Schechter.  The Board of
Directors  recommends  that  stockholders  vote FOR each of these seven director nominees.

INFORMATION  CONCERNING  MEETINGS OF THE BOARD OF DIRECTORS AND  COMMITTEES  AND
DIRECTOR COMPENSATION

            The business  affairs of the Company are managed under the direction of the Board of Directors. Members of the Board are informed about the Company's affairs  through  presentations,  reports  and  documents  distributed  to them, through operating and financial  reports routinely  presented at meetings of the
Board of Directors and committee meetings, and through other means. In addition, directors of the Company  discharge their duties throughout the year not only by attending  meetings of the Board of Directors but also through personal meetings and other communications, including telephone contact with management and others regarding matters of interest and concern to the Company.

            During the fiscal year ended January 31, 2001,  the Company's  Board of  Directors  held one meeting and acted by  unanimous  written  consent  three times. Each director attended the Board meeting and committee  meetings,  to the extent they were a member of such  committee,  held during the fiscal year ended
January 31, 2001.

BOARD COMMITTEES

            The  Board  of  Directors  has  a  standing   Audit   Committee  and
Compensation Committee, which each met once during the fiscal year ended January
31, 2001. The Audit and Compensation  Committees do not meet on a regular basis, but only as  circumstance  require.  The  members of the Audit and  Compensation
Committees  are  appointed  by the  Board of  Directors.  The  Company  does not currently have a nominating committee. Nominations to the Board of Directors are made by the entire Board.

REPORT OF THE AUDIT COMMITTEE

            The  Audit  Committee  held a  meeting  on May 21,  2001 in order to review and discuss the  audited  financial  statements  with  management  and to discuss with the  independent  auditors the matters  required to be discussed by
SAS 61. The Audit  Committee has also received the written  disclosures  and the letter from Rose,  Snyder &  Jacobs,  the  Company's  independent  auditors, required by  Independence  Standards Board Standard No. 1 and has discussed with
Rose, Snyder & Jacobs the independent auditor's  independence.  Based on the
Audit Committee's  discussions with management and Rose, Snyder & Jacobs and its  review  of  the  audited  financial  statements  and  disclosure  from  the independent auditors,  the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form  10-KSB  for the  year  ended  January  31,  2001  for  filing  with the
Commission.

                        Submitted by the Audit Committee
                                    Robert A. Smith
                                    Dr. Tracy K. Pugmire

            An Audit Committee charter is in the process of being drawn and will be  incorporated  in the next Proxy  Statement.  A new Audit  Committee  will be elected by the Board of Directors after the Annual Meeting.

            COMPENSATION COMMITTEE. The Compensation Committee recommends to the
Board of Directors  compensation of the Company's  executive  officers and other key personnel,  reviews new or existing  compensation  programs and periodically reviews  management  perquisites and other benefits.  The current members of the
Compensation  Committee  are Mr.  Smith  and  Dr.  Pugmire.  A new  Compensation
Committee will be elected by the Board of Directors after the Annual Meeting.

DIRECTOR COMPENSATION

            Each outside  director of the Company  receives a $2,500 annual fee, plus $300 for each formal meeting  attended.  Directors are also  reimbursed for reasonable  expenses  actually incurred in connection with attending each formal meeting  of the Board of  Directors  or any  committee  thereof.  The  Company's outside directors are currently Messrs.  Smith,  Lichtenstein,  Bradford and Dr.
Pugmire.  If all the director  nominees are elected at the Annual  Meeting,  the
Company's  outside  directors  will be Messrs.  Smith,  Lichtenstein,  Bradford,
Kassan, Schechter and Dr. Pugmire.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires the  Company's  directors and  executive  officers and persons who  beneficially  own more than 10% of the
Company's Common Stock (collectively,  the "Reporting Persons") to file with the
Commission (and, if such security is listed on a national  securities  exchange, with such exchange),  various reports as to ownership of such Common Stock. Such
Reporting Persons are required by Commission  regulations to furnish the Company with copies of all Section 16(a)  reports they file.  Based solely upon a review of copies of Section 16(a) reports and  representations  received by the Company from Reporting Persons, and without conducting any independent investigations of its own, the Company  believes  that no Reporting  Person  failed to timely file
Forms 3, 4, and 5 with the  Commission  during the fiscal year ended January 31,
2001.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

            The following  summary  compensation  table sets forth the aggregate compensation  paid to or earned by the President and Chief Executive  Officer of the  Company  and the four most  highly  compensated  executive  officers of the
Company  (other than the  President  and Chief  Executive  Officer)  whose total annual  salaries and bonuses  exceeded  $100,000 for the year ended  January 31,
2001 (the "Named Executive Officers").

                                       Annual Compensation
                                       -------------------
                                                                        Long-Term
                                                                      Compensation
                                                                         Awards
                                                                       Securities
  Name and                 Fiscal                                       Underlying              All Other
  Principal Position        Year          Salary($)    Bonus ($)       Options/SARs       Compensation ($) (1)
  ------------------        ----          ---------    ---------       ------------       ---------------------

Michael H. Figoff           2001            165,000        -                 -                   27,101
  President and Chief       2000            165,000        -                 -                   22,894
  Executive Officer         1999            160,875        -                 -                   19,827

Wayne Conner                2001            106,391        -                 -                    7,813
  Vice President of         2000            103,858        -                 -                    7,849
  Engineering               1999             98,458     10,000             5,000                  6,469

Dale Livingston             2001            102,400        -                 -                    6,554
  Vice President of         2000             99,542        -                 -                    6,590
  Operations                1999             94,292      5,000             5,000                  5,093
--------------------------------

 (1)        Represents  Company-reimbursed automobile expenses of such executive and life and disability insurance premiums paid by the Company.

OPTION/SAR GRANTS IN FISCAL YEAR

            No  options  were  granted  to any of the Named  Executive  Officers during the fiscal year ended January 31, 2001.

AGGREGATED  OPTION/SAR  EXERCISES  IN  LAST  FISCAL  YEAR  AND  FISCAL  YEAR-END
OPTION/SAR VALUES

            The following  table provides  certain  information  regarding stock option ownership and exercises by the Named Executive  Officers,  as well as the number and assumed value of exercisable and unexercisable  options held by those persons at January 31, 2001.

                                   Number of Securities                                Value of Unexercised In
                                  Underlying Unexercised                               The Money Options/SARs
Name                             Options/SARs at 01/31/01                                  at 01/31/01($)
----                             ------------------------                                  --------------
                              Exercisable          Unexercisable                  Exercisable      Unexercisable
                              -----------          -------------                  -----------      -------------
Michael Figoff                   55,000                      0                             0                0
Wayne Conner                     21,000                    4,000                           0                0
Dale Livingston                  12,600                    4,000                           0                0
 ------------------------
(1)   Value of  unexercised  "in-the-money"  options is equal to the  difference between  the  closing  bid price per share of the Common  Stock on the OTC
      Bulletin  Board at January 31, 2001 ($0.58) and the option  exercise price per share multiplied by the number of shares subject to options.

EMPLOYMENT AGREEMENTS

            On March 1, 1993, the Company  entered into an employment  agreement with  Michael  Figoff  pursuant  to  which  Mr.  Figoff  agreed  to serve as the
Executive  Vice  President  of the Company for a term of five years at an annual base salary of $95,000.  Effective  February 14, 1994, Mr.  Figoff's annual base salary was  increased to $104,500.  Mr.  Figoff was  appointed  President of the
Company in  February  1995,  and was  appointed  President  and Chief  Executive
Officer  in May 1995.  In April  1997,  Mr.  Figoff's  annual  base  salary  was increased  to  $165,000.  On June 9, 1998,  the Company  extended  Mr.  Figoff's employment  agreement  for a term of five  years at an  annual  base  salary  of
$165,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            In August  1998,  the Board  authorized  the issuance of one million shares of Common  Stock to certain  officers,  directors  and  employees  of the
Company.  Each  purchaser  was permitted to purchase not less than 10,000 shares and no more than 200,000 shares at a price of $.75 per share.  Twenty percent of the purchase  price was payable in cash.  The balance of the purchase  price was payable over the course of three years  following the date of purchase  pursuant to 5% promissory  notes executed by each  purchaser.  In March 2000, the Company agreed to retire the  remaining  indebtedness  under such notes of Reuben Siwek,
Robert Smith,  Michael  Figoff and certain  other  officers and employees of the
Company,  in exchange for the retirement of 731,030 of the shares which they had purchased in such transaction.

            Reuben M. Siwek,  the former  Chairman of the Board of  Directors of the  Company,  renders  legal  services to the  Company.  The  Company  incurred expenses of approximately  $53,636,  $72,257 and $83,078 during the fiscal years ended  January  31,  2001,  2000,  and 1999,  respectively,  for legal  services rendered by Mr. Siwek.

                                       10

               PROPOSAL NO. 2: TO ADOPT THE 2001 STOCK OPTION PLAN

            On July 19, 2001, the Board of Directors of the Company  adopted the
2001 Stock  Option Plan (the 2001  Plan),  which is set forth in ANNEX A to this
Proxy  Statement.  The 2001 Plan will not become effective unless it is approved by the holders of record of a majority of the shares of Common Stock  present in person or represented by proxy at the Annual Meeting.

            The 2001 Plan is  intended  to assist the  Company in  securing  and
retaining  employees,   directors,   officers,  consultants  and  advisors  (the
"Optionees")  by allowing them to participate in the ownership and growth of the
Company  through the grant of incentive  and  nonqualified  stock  options.  The granting  of such  options  serves as  partial  consideration  for and gives the
Optionees an  additional  inducement to remain in the service of the Company and its subsidiaries  and provides them with an increased  incentive to work towards the Company's success.  Shares of Common Stock may be issued under the 2001 Plan upon the exercise of incentive  stock options,  as defined in Section 422 of the
Internal Revenue Code of 1986, as amended (the "Code"),  and nonqualified  stock options.

            The  Board of  Directors  believes  it is in the  Company's  and its stockholders' best interests to approve the 2001 Plan because it would (i) allow the Company to grant options which  facilitates  the benefits of the  additional incentive  inherent in the  ownership of Common Stock by the Optionees and helps the Company retain the services of these Optionees and (ii) enable  compensation received under the 2001 Plan to qualify as  "performance-based"  for purposes of
Section 162(m) of the Code with respect to those options for which qualification for such exception is intended.

   ADMINISTRATION

            The 2001 Plan will be administered by a Stock Option  Committee (the
"2001 Option  Committee"),  consisting of not less than two members of the Board of Directors appointed by the Board of Directors. The 2001 Option Committee will select the employees,  directors, officers, consultants and advisors who will be granted  options to  purchase  shares of Common  Stock  under the 2001 Plan and, subject  to the  provisions  of the 2001  Plan,  will  determine  the  terms and conditions and number of shares of Common Stock subject to each such option. The
2001  Option  Committee  will also make any other  determinations  necessary  or advisable for the  administration  of the 2001 Plan. The  determinations  by the
2001 Option  Committee will be final and  conclusive.  In the event that for any reason  the  2001  Option  Committee  is  unable  to act or if the  2001  Option
Committee at the time of any grant,  award or other  acquisition  under the 2001
Plan does not  consist of two or more  Non-Employee  Directors  (as such term is defined in Rule 16b-3 promulgated under the Securities  Exchange Act of 1934, as amended),  or if there  shall  be no such  committee,  then  the  plan  shall be administered  by the Board of Directors,  provided  that options  granted to the
Company's  chief  executive  officer or to any of the Company's  other four most highly  compensated  officers that are intended to qualify as performance  based compensation  under Section  162(m) of the Code may only be granted by such 2001
Option  Committee.  Options  granted  under the 2001 Plan  shall vest and become exercisable  at such times as shall be determined by the 2001 Option  Committee.
The 2001 Plan will  terminate on July 18,  2011,  but may be  terminated  by the
Board of Directors at any time before that date.

   SHARES SUBJECT TO THE 2001 PLAN

            The shares of Common  Stock to be issued under the 2001 Plan will be either currently authorized but unissued shares of Common Stock,  treasury stock or previously issued shares held by any subsidiary of the Company.  An aggregate of 500,000  shares of Common Stock (or 33,333 shares of Common Stock if Proposal
3 is approved)  have been reserved for issuance  under the 2001 Plan. The number of shares of  Common  Stock  available  under the 2001 Plan will be  subject  to adjustment  to prevent  dilution in the event of a stock split,  combination  of shares,  stock dividend or certain other events.  Shares of Common Stock subject to  unexercised  Options that expire or are  terminated  prior to the end of the period  during which  options may be granted  will be restored to the  aggregate number of shares of Common Stock available for issuance under the 2001 Plan.

   OPTIONS

            Upon the grant of an option to purchase shares of Common Stock to an employee,  the 2001  Option  Committee  will fix the  number  of  shares  of the
Company's  Common Stock that the optionee  may  purchase  upon  exercise of such option and the price at which the shares may be purchased.  The option price for incentive  options shall not be less than 100% of the "fair market value" of the

                                       11

shares of Common  Stock at the time such option is granted;  provided,  however, that with respect to an incentive stock option in the case of an optionee,  who, at the time such  option is granted,  owns more than 10% of the voting  stock of the Company or its  subsidiaries,  then the purchase price per share shall be at least 110% of the fair market  value.  "Fair  market  value" is deemed to be the closing  price of shares of Common  Stock on such  date,  on the New York  Stock
Exchange ("NYSE"),  or if the shares of Common Stock are not listed on the NYSE, in the  principal  market in which such shares of Common  Stock are traded.  The aggregate  fair market value of shares of Common Stock  (determined  at the time the  incentive  stock  option is granted)  subject to  incentive  stock  options granted to an Optionee  under all stock option plans of the Company,  and of the
Company's  subsidiaries (if any), that become  exercisable for the first time by such Optionee during any calendar year may not exceed $100,000. The option price for nonqualified  options shall not be less than 80% of the fair market value of the  shares of  Common  Stock at such time  such  option is  granted;  provided, however,  that if an option granted to the Company's chief executive  officer or to any of the Company's other four most highly compensated  officers is intended to qualify as  performance-based  compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the fair market value of such  share of stock on the date the  option is  granted.  The  maximum number of shares of Common  Stock that may be subject to options  granted  under the 2001 Plan to any  individual in any calendar year shall not exceed  200,000.
Payment of the exercise  price for shares of Common Stock subject to options may be made with cash,  check or such other  instrument  as may be acceptable to the
Company.  Full payment for shares of Common Stock  exercised must be made at the time of exercise.

   FEDERAL INCOME TAX CONSEQUENCES

            Incentive  Stock Options.  Incentive stock options granted under the
2001 Plan are intended to be "incentive stock options" as defined by Section 422 of the Code.  Under  present law, the grantee of an incentive  stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and the Company  will not receive an income tax  deduction at either such time.  If the  grantee  does not sell the shares  acquired  upon  exercise of an incentive  stock  option  within  either  (i) two  years  after the grant of the incentive  stock  option  or (ii) one year  after  the date of  exercise  of the incentive  stock option,  the gain upon a subsequent  sale of the shares will be taxed as long-term  capital  gain.  If the grantee,  within  either of the above periods,  disposes of the shares  acquired upon exercise of the incentive  stock option,  the grantee will  recognize  as ordinary  income an amount equal to the lesser of (i) the gain realized by the grantee upon such disposition or (ii) the difference between the exercise price and the fair market value of the shares on the  date of  exercise.  In such  event,  the  Company  would be  entitled  to a corresponding  income tax deduction  equal to the amount  recognized as ordinary income  by the  grantee.  The gain in excess of such  amount  recognized  by the grantee  as  ordinary  income  would  be taxed as a  long-term  capital  gain or short-term  capital  gain.

            Non-Qualified Stock Options.  Upon exercise of a non-qualified stock option granted under the 2001 Plan, the grantee will recognize  ordinary  income in an amount equal to the excess of the fair market value of the shares received over the exercise  price of such  shares.  The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's exercise of the option.

            Summary of Tax Consequences. The foregoing outline is no more than a summary of the federal income tax provisions  relating to the grant and exercise of options  under the 2001 Plan.

                                       12

            The  Board  of  Directors  believes  it is  in  the  Company's  best interests  to approve the 2001 Plan which would allow the Company to continue to grant  options under the 2001 Plan to secure for the Company the benefits of the additional incentive inherent in the ownership of shares of the Company's Common
Stock by directors,  consultants and advisors and to help the Company secure and retain  the  services  of  directors,  consultants  and  advisors  and to enable compensation under the 2001 Plan to qualify as "performance-based"  for purposes of Section 162(m) of the Code.

            Section  162(m) of the Code provides that a publicly  traded company may not deduct for federal  income tax purposes  compensation  paid to the chief executive  officer or any of the four most  highly  compensated  other  officers
("Covered  Employees") to the extent such compensation exceeds $1,000,000 in any one tax year, unless the payments,  among other things,  are made based upon the attainment  of objective  performance  goals  established  by a committee of the
Board of Directors, comprised solely of two or more outside directors, and based upon business criteria and other material terms approved by stockholders of such publicly  traded  company.  The 2001 Plan is  designed  so that  options  may be granted to Covered Employees in a manner considered  performance-based and hence fully  deductible.  If  such  stockholder  approval  is not  obtained  as may be necessary in order to satisfy the requirements of Section 162(m) of the Code, it is possible that options  granted  under the 2001 Plan to Covered  Employees may not be fully deductible for federal tax purposes.

   VOTE REQUIRED

            Approval  of  Proposal  2  to  adopt  the  2001  Plan  requires  the affirmative  vote of a majority  of the shares of Common  Stock  represented  in person or by proxy at the Annual Meeting. The Board of Directors recommends that the stockholders vote FOR Proposal 2.

                                       13

                 PROPOSAL 3: APPROVAL OF THE REVERSE STOCK SPLIT

            The Board of Directors believes it would be in the best interests of the Company and its stockholders to effect a reverse stock split of each fifteen shares of the Company's  issued and outstanding  Common Stock into one new share of Common Stock (the  "Reverse  Stock  Split").  In this  regard,  the Board has unanimously  approved,  and recommends to  stockholders  that they approve,  the
Reverse  Stock  Split,  as  described  herein.  The Reverse  Stock Split will be effected  by  the  filing  of an  amendment  to  the  Company's  Certificate  of
Incorporation,  which contains the changes  relating to the Reverse Stock Split, substantially as set forth in ANNEX B to this Proxy Statement.

            If the Reverse Stock Split is approved,  each fifteen  shares of the
Company's  Common Stock would be changed into one share of Common Stock. The par value of the Common  Stock  would be  changed  to $.15 per share  (from $.01 per share).  Fractional shares of Common Stock will not be issued as a result of the
Reverse Stock Split.  Instead,  the Company will pay each holder of a fractional interest  an amount in cash equal to the then  market  value of such  fractional interest.  Such  market  value will be  determined  by  calculating  the average closing price of the Common Stock on the OTC Bulletin Board for the ten business days  prior to the date the  Reverse  Stock  Split  amendment  is filed with the
Secretary of State of the State of Delaware.  The per share  exercise  price and the number of shares  issuable  upon  exercise of  outstanding  options  will be adjusted accordingly. For example, the Company currently has outstanding options to purchase  approximately 161,600 shares of Common Stock at an average exercise price of $0.63 per share.  If the Reverse Stock Split is approved,  and assuming no other grants of options or exercises of outstanding options, the Company will have outstanding options to purchase approximately 10,773 shares of Common Stock at an average exercise price of $9.45 per share.

            Dissenting stockholders have no appraisal rights under Delaware law,
the  Company's   Certificate  of  Incorporation  or  the  Company's  By-laws  in connection  with the  approval of the  Reverse  Stock  Split  amendment  and the consummation of the Reverse Stock Split.

PURPOSES OF THE REVERSE STOCK SPLIT

            The Board of  Directors  believes  that the Reverse  Stock Split may improve  the  marketability  and  liquidity  of the  Common  Stock  because  the anticipated  increase in the per share price of the Common Stock  should  reduce the reluctance of many brokerage firms and institutional  investors to recommend the  Common  Stock  to  their  clients  or to  otherwise  hold it in  their  own portfolios.

            The Board of Directors  believes  that some of the  practices of the securities industry which may tend to discourage individual brokers within those firms from  dealing in  lower-priced  stocks or lending  funds  (i.e.  providing margin) to facilitate  the purchase of such stocks,  have affected the per share price of the  Common  Stock.  Some of  those  practices  involve  time-consuming
procedures   which  make   dealing  in   lower-priced   stocks  less   appealing
economically.  Furthermore,  the brokerage  commission on a sale of lower-priced stock may also  represent a higher  percentage of the sale price than the actual brokerage commission on a higher-priced issue.

            The Board of  Directors  believes  that a decrease  in the number of issued and  outstanding  shares of Common Stock,  in the absence of any material alteration  in the  proportionate  economic  interest in the Company held by its individual stockholders, should proportionately increase the market value of the outstanding shares.  However, the Board makes no assurance that the market value of the Common Stock will rise in  proportion  to the  reduction in the number of outstanding  shares resulting from the Reverse Stock Split.  Accordingly,  there can be no assurance that the foregoing  objectives  will be achieved or that the market price of the Common Stock resulting upon  implementation  of the proposed
Reverse  Stock  Split  will be  maintained  for any  period of time or that such market price will approximate fifteen times the market price before the proposed
Reverse Stock Split.

                                       14

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

            Pursuant to the Reverse Stock Split,  each holder of fifteen  shares of Common  Stock,  par value $.01 per share ("Old  Common  Stock"),  immediately prior to the effectiveness of the Reverse Stock Split would become the holder of one share of Common Stock, par value $.15 per share ("New Common Stock"),  after consummation of the Reverse Stock Split.

            Although  the Reverse  Stock  Split will not, by itself,  impact the
Company's  assets or  prospects,  the  Reverse  Stock  Split  could  result in a decrease in the aggregate  market value of the  Company's  equity  capital.  The
Board of Directors  believes that this risk is outweighed by the benefits of the
Reverse Stock Split.

            If   approved,   the  Reverse   Stock  Split  will  result  in  some
stockholders  owning  "odd-lots"  of less  than  100  shares  of  Common  Stock.
Brokerage  commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

INCREASE OF SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE

            As a result of the Reverse Stock Split, there will be a reduction in the number of shares of Common Stock issued and outstanding, or held as treasury shares,  and an  associated  increase in the number of  authorized  shares which would be unissued and  available  for future  issuance  after the Reverse  Stock
Split (the "Increased  Available Shares").  The Increased Available Shares could be used for any proper  corporate  purpose approved by the Board of Directors of the Company including, among others, future financing transactions.

            Because the Reverse Stock Split will create the Increased  Available
Shares,  the Reverse  Stock Split may be  construed  as having an  anti-takeover effect.  Although  neither  the Board of  Directors  nor the  management  of the
Company views the Reverse Stock Split as an anti-takeover  measure,  the Company could use the Increased  Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT

            The Reverse Stock Split, if approved by the Company's  stockholders, would become effective (the "Effective Date") upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment of the Company's
Certificate  of  Incorporation  in  substantially  the form of the Reverse Stock
Split Amendment attached to this Proxy Statement as ANNEX B. It is expected that such filing will take place on or shortly after the date of the Annual  Meeting, assuming the stockholders  approve the Reverse Stock Split.  However,  the exact timing of the filing of such  Certificate of Amendment will be determined by the
Board of Directors based upon its evaluation as to when such action will be most advantageous  to the Company and its  stockholders,  and the Board of  Directors reserves the right to delay the Reverse  Stock Split  Amendment for up to twelve months  following  stockholder  approval  thereof.  In  addition,  the  Board of
Directors reserves the right,  notwithstanding  stockholder approval and without further  action by the  stockholders,  to elect not to proceed  with the Reverse
Stock Split  Amendment  if, at any time prior to filing such Reverse Stock Split
Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

            Commencing on the Effective Date, each Old Common Stock  certificate will be deemed for all corporate  purposes to evidence  ownership of the reduced number of shares of Common Stock  resulting from the Reverse Stock Split and any cash which may be payable in lieu of fractional  shares.  As soon as practicable after the Effective Date,  stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender  their
certificates   representing   shares  of  Old  Common   Stock  in  exchange  for
certificates  representing shares of New Common Stock (and, if applicable,  cash in lieu of fractional shares).

            On the Effective  Date,  the interest of each  stockholder of record who owns fewer than fifteen  shares of Common Stock will thereby be  terminated, and he,  she or it will have no right to vote as a  stockholder  or share in the assets of any future earnings of the Company.

                                       15

FEDERAL INCOME TAX CONSEQUENCES

            The  following  is a summary  of the  material  anticipated  Federal income tax  consequences  of the  Reverse  Stock  Split to  stockholders  of the
Company.  It should be noted that this summary is based upon the Federal  income tax laws currently in effect and as currently interpreted. This summary does not take into account  possible changes in such laws or  interpretations,  including any amendments to applicable statutes,  regulations and proposed regulations, or
changes  in  judicial  or  administrative   rulings,  some  of  which  may  have
retroactive  effect.  The summary is provided for general  information only, and does not purport to address all aspects of the range of possible  Federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not account for or consider the Federal income tax  consequences to stockholders of the  Company  in light of their  individual  investment  circumstances  or to holders  subject to special  treatment  under the  Federal  income tax laws (for example, life insurance companies,  regulated investment companies,  and foreign taxpayers).  This summary does not discuss any  consequence of the Reverse Stock
Split under any state, local or foreign tax laws.

            No ruling from the  Internal  Revenue  Service or opinion of counsel
will  be  obtained   regarding  the  Federal  income  tax  consequences  to  the stockholders  of the  Company  in  connection  with  the  Reverse  Stock  Split.
ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT ITS TAX ADVISER REGARDING
THE  SPECIFIC  TAX  CONSEQUENCES  OF THE  PROPOSED  REVERSE  STOCK SPLIT TO SUCH
STOCKHOLDER,  INCLUDING THE APPLICATION AND EFFECT OF FEDERAL,  STATE, LOCAL AND
FOREIGN TAXES, AND ANY OTHER TAX LAWS.

            The Board of Directors  believes  that the Reverse Stock Split would be a tax-free  recapitalization  to the  Company  and its  stockholders.  If the
Reverse  Stock  Split  qualifies  as a  recapitalization  described  in  Section
368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"),  (i)
no gain or loss  will  be  recognized  by a  stockholder  of  Common  Stock  who exchanges its Common Stock for new Common Stock,  except that a holder of Common
Stock who receives cash  proceeds  from the sale of fractional  shares of Common
Stock will  recognize a gain or loss equal to the  difference,  if any,  between such  proceeds  and the basis of its Common Stock  allocated  to its  fractional share interests,  and such gain or loss, if any, will constitute capital gain or loss if its fractional share interests are held as capital assets at the time of their sale,  (ii) the tax basis of the New Common  Stock  received by holders of
Common  Stock  will be the same as the tax basis of the Common  Stock  exchanged therefore,  less the tax basis allocated to fractional share interests and (iii)
the holding period of the new Common Stock in the hands of holders of New Common
Stock will include the holding period of their Common Stock exchanged therefore, provided that such Common Stock was held as a capital asset immediately prior to the exchange.

CONCLUSION

            The Board of Directors  has  considered  this  Proposal and believes that the Reverse Stock Split of the Company's  issued and outstanding  shares of
Common  Stock  is in the  best  interests  of its  stockholders.  The  Board  of
Directors recommends that the stockholders vote FOR Proposal 3.

                                       16

                PROPOSAL 4: RATIFICATION OF INDEPENDENT AUDITORS

            Rose, Snyder &  Jacobs has acted as the independent  auditors of the Company since  November  1995,  and has acted in such capacity in connection with the preparation of the Company's audited consolidated  financial statements for the year ended January 31, 2001 and the report contained  therein,  which is included in the Company's Annual Report to Stockholders  accompanying this Proxy
Statement. As independent auditors for the Company, Rose, Snyder & Jacobs is responsible  for auditing the accounts of the Company and providing  other audit and  accounting  services to the Company in  connection  with  filings  with the
Commission.

            In June 2001,  the Board of Directors  approved the  appointment  of
Rose,  Snyder &  Jacobs as the Company's  independent  auditors for the year ending  January  31,  2002.  The  stockholders  are being  asked to  ratify  the appointment of Rose,  Snyder &  Jacobs as independent  auditors for the year ending  January 31, 2002.  A  representative  of Rose,  Snyder is expected to be present at the Annual Meeting and available to respond to appropriate questions.
Such  representative  also  will have the  opportunity,  if  desired,  to make a statement to the stockholders.

AUDIT FEES:

            Audit fees billed to the Company by Rose, Snyder & Jacobs during the  Company's  2001 fiscal year for review of the  Company's  annual  financial statements and those financial  statements  included in the Company's  quarterly reports on Form 10-QSB totaled approximately $48,650.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

            The  Company did not engage  Rose,  Snyder  &  Jacobs to provide advice  to the  Company  regarding  financial  information  systems  design  and implementation during the fiscal year ended January 31, 2001.

ALL OTHER FEES:

            Fees  billed to the  Company  by Rose,  Snyder & Jacobs  during  the
Company's  2001 fiscal  year for all other  non-audit  services  rendered to the
Company, including tax related services totaled approximately $10,200.

REQUIRED AFFIRMATIVE VOTE

            Ratification  of the  appointment  of Rose,  Snyder &  Jacobs as independent  auditors  of the  Company  for the year  ending  January  31,  2002 requires the  affirmative  vote of holders of a majority of the shares of Common
Stock  represented  in person or by proxy at the  Annual  Meeting.  The Board of
Directors recommends that the stockholders vote FOR Proposal 4.

                              STOCKHOLDER PROPOSALS

            Proposals  submitted  for  consideration  at any  future  meeting of stockholders  must  comply  with Rules  14a-8 and  14a-4(c)  promulgated  by the
Commission pursuant to the Exchange Act.  Stockholder  proposals requested to be included  in the  Company's  Proxy  Statement  for the 2002  Annual  Meeting  of
Stockholders  must comply with Rule 14a-8 and must be received by the Company at its principal  executive  offices,  16559 Saticoy Street,  Van Nuys,  California
91406 (Attn: Corporate Secretary), no later than April 6, 2002 to be included in the Company's Proxy Statement for the 2002 Annual Meeting of  Stockholders.  The
Company has chosen April 6, 2002 because it is at least 120 days prior to August
6, 2002.

            Rule 14a-4(c)(1)  governs a company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in a company's proxy statement. Under this rule, if a proponent of a proposal fails to notify a company  at least 45 days  prior to the month and day of  mailing of the prior year's proxy  statement,  or, if a company's  annual  meeting date has changed by more than 30 days from the prior year,  within such other  reasonable time  frame  (the  "Notice  Date"),  the  company  will  be  allowed  to use its discretionary voting authority when the proposal is raised at the meeting,  even if that proposal is not discussed in the company's proxy statement. If notice of a proposal is timely received by the company,  then under Rule 14a-4(c)(2),  the company may exercise its  discretionary  proxy voting authority on such proposal if the company  includes a discussion of the proposal in its proxy statement and discloses  therein  how it intends to vote on the  matter.  Notwithstanding  the

                                       17

previous  sentence,  a company may not exercise its  discretionary  proxy voting authority if the proponent of such  proposal  notifies the company of its intent to solicit  proxies for such proposal and in fact delivers a proxy  statement to stockholders in connection therewith.

                                  OTHER MATTERS

            The Company had not  received any notice of a  stockholder  proposal prior to the mailing of this Proxy  Statement,  and the Board of Directors  does not know of any other matters that are to be presented for  consideration at the
Annual  Meeting.  Should  any other  matters  properly  come  before  the Annual
Meeting, including any proposal made by a stockholder,  the persons named in the accompanying  proxy card or their  substitutes will vote such proxy on behalf of the  stockholders  they  represent in accordance  with their best  judgment,  as permitted by Rule 14a-4(c).

                             SOLICITATION OF PROXIES

            Proxies  are  being  solicited  by and on  behalf  of the  Board  of
Directors.  The Company will bear the costs of  preparing  and mailing the proxy materials to its stockholders in connection with the Annual Meeting. The Company will  solicit  proxies  by mail  and the  directors  and  certain  officers  and employees  of the  Company  may  solicit  proxies  personally  or by  telephone, facsimile or telegraph.  These  persons will receive no additional  compensation for  such  services  but  will  be  reimbursed  by the  Company  for  reasonable out-of-pocket  expenses.  The Company will request brokers,  dealers,  banks and their nominees to solicit  proxies from their clients,  where  appropriate,  and will reimburse them for reasonable out-of-pocket expenses related thereto.

                             ADDITIONAL INFORMATION

            The Company will make available to any stockholder,  without charge, upon a written request therefore,  copies of the Company's Annual Report on Form
10-KSB for the year ended January 31, 2001.  Any such request should be directed to Puroflow  Incorporated,  16559 Saticoy Street,  Van Nuys,  California  91406,
Attention: Corporate Secretary.

                                              FOR THE BOARD OF DIRECTORS

                                              SANDY YOSHISATO
                                              CORPORATE SECRETARY

Van Nuys, California
August 6, 2001

                                       18

                                                                         ANNEX A

                              PUROFLOW INCORPORATED

                             2001 STOCK OPTION PLAN

            1. PURPOSE OF THE PLAN.

               This 2001  Stock  Option  Plan (the  "Plan")  is  intended  as an incentive,  to retain in the employ of and as directors,  officers,  consultants and advisors to PUROFLOW  INCORPORATED,  a Delaware  corporation (the "Company")
and any  Subsidiary of the Company,  within the meaning of Section 424(f) of the
United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, directors, officers, consultants  and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

               It is further  intended that certain options granted  pursuant to the Plan shall constitute  incentive stock options within the meaning of Section
422 of the Code (the  "Incentive  Options")  while certain other options granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

               The Company  intends that the Plan meet the  requirements of Rule
16b-3 ("Rule 16b- 3") promulgated under the Securities  Exchange Act of 1934, as amended (the  "Exchange  Act") and that  transactions  of the type  specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

           2.  ADMINISTRATION OF THE PLAN.

               The Board of Directors of the Company (the "Board") shall appoint and  maintain  as  administrator  of the  Plan  a  Committee  (the  "Committee")
consisting of two or more  directors who are  "Non-Employee  Directors" (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.
The  Committee,  subject to  Sections 3 and 5 hereof,  shall have full power and authority  to  designate  recipients  of  Options,  to  determine  the terms and conditions of respective  Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.

                                      -A1-

The Committee shall have the authority,  without limitation,  to designate which
Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

               Subject  to the  provisions  of the  Plan,  the  Committee  shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other  determinations  necessary or advisable for the administration of the Plan and  shall  correct  any  defects  or  supply  any  omission  or  reconcile  any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the  Committee  deems  desirable to carry into effect the
Plan or any Options.  The act or  determination  of a majority of the  Committee shall be the act or  determination  of the Committee and any decision reduced to writing  and  signed  by all of the  members  of the  Committee  shall  be fully effective as if it had been made by a majority at a meeting  duly held.  Subject to the  provisions of the Plan,  any action taken or  determination  made by the
Committee  pursuant  to  this  and the  other  Sections  of the  Plan  shall  be conclusive on all parties.

               In the event that for any reason the  Committee  is unable to act or if the Committee at the time of any grant,  award or other  acquisition under the Plan of Options or Stock as  hereinafter  defined does not consist of two or more Non-Employee  Directors,  or if there shall be no such Committee,  then the
Plan shall be administered by the Board, and references  herein to the Committee
(except in the proviso to this sentence) shall be deemed to be references to the
Board,  and any such  grant,  award  or other  acquisition  may be  approved  or ratified in any other manner  contemplated  by  subparagraph  (d) of Rule 16b-3;
provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated  officers that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code may only be granted by the Committee.

           3.  DESIGNATION OF OPTIONEES.

               The persons eligible for  participation in the Plan as recipients of Options (the "Optionees") shall include employees, officers and directors of, and consultants  and advisors to, the Company or any  Subsidiary;  provided that
Incentive  Options  may only be  granted to  employees  of the  Company  and the
Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option  granted to Optionees,  the Committee may consider the office or position held by the Optionee or the  Optionee's  relationship  to the
Company,  the Optionee's  degree of  responsibility  for and contribution to the growth and success of the Company or any  Subsidiary,  the Optionee's  length of service, age, promotions, potential and any other factors that the Committee may consider  relevant.  An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

                                      -A2-

        4.     STOCK RESERVED FOR THE PLAN.

               Subject to adjustment as provided in Section 7 hereof, a total of
500,000  shares of the  Company's  Common  Stock,  $.01 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to options  granted under the Plan to any  individual in any calendar year shall not exceed 200,000, and the method of counting such shares shall conform to any requirements  applicable to performance-based  compensation under Section  162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares,  treasury shares or previously issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the
Plan  shall  cease to be  reserved  for the  purposes  of the  Plan,  but  until termination  of the Plan the  Company  shall at all times  reserve a  sufficient number of  shares of Stock to meet the  requirements  of the  Plan.  Should  any
Option expire or be canceled  prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of an Option be reduced for any reason,  the shares of Stock theretofore  subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

        5.     TERMS AND CONDITIONS OF OPTIONS.

               Options  granted under the Plan shall be subject to the following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

               (a)  Option  Price.  The  purchase  price of each  share of Stock purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified  Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; provided,  however, that if an option  granted  to  the  Company's  Chief  Executive  Officer  or to any of the
Company's other four most highly compensated  officers is intended to qualify as performance-based  compensation  under Section  162(m) of the Code, the exercise price of such Option  shall not be less than 100% of the Fair  Market  Value (as such term is  defined  below) of such  share of Stock on the date the  Option is granted.  The exercise  price for each Option shall be subject to  adjustment as provided in Section 7 below.  "Fair  Market  Value"  means the closing  price of publicly  traded shares of Stock on the principal  securities  exchange on which shares of Stock are  listed (if the  shares of Stock are so  listed),  or on the
NASDAQ Stock Market (if the shares of Stock are  regularly  quoted on the NASDAQ
Stock Market),  or, if not so listed or regularly  quoted,  the mean between the closing bid and asked prices of publicly traded shares of Stock in the

                                      -A3-

over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  5(a) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be less than the  minimum  price  permitted  under the  rules and  policies  of any national securities exchange on which the shares of Stock are listed.

               (b) Option  Term.  The term of each Option  shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

               (c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

                   Upon the occurrence of a "Change in Control" (as  hereinafter defined),  the  Committee  may  accelerate  the  vesting and  exercisability  of outstanding  Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the  occurrence  of a Change in  Control,  each  outstanding  Option  shall terminate  within a  specified  number  of days  after  notice  to the  Optionee thereunder,  and each such Optionee shall receive, with respect to each share of
Company Stock subject to such Option,  an amount equal to the excess of the Fair
Market Value of such shares immediately prior to such Change in Control over the exercise  price per share of such Option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

                   For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

                   (i) a tender  offer (or  series of related  offers)  shall be made  and  consummated  for  the  ownership  of 50% or  more  of the outstanding voting securities of the Company,  unless as a result of such tender offer more than 50% of the outstanding voting securities of the  surviving  or  resulting  corporation  shall be owned in the aggregate  by the  shareholders  of  the  Company  (as  of the  time immediately  prior to the commencement of such offer),  any employee
            benefit  plan  of  the  Company  or  its  Subsidiaries,   and  their
            affiliates;

                   (ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the  outstanding  voting  securities of the surviving or resulting  corporation  shall  be  owned  in  the  aggregate  by the shareholders of the Company (as of the time immediately

                                      -A4-

            prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                   (iii) the Company shall sell  substantially all of its assets to  another  corporation  that is not wholly  owned by the  Company, unless as a result of such sale more than 50% of such  assets  shall be owned in the aggregate by the  shareholders of the Company (as of the  time  immediately  prior  to such  transaction),  any  employee
            benefit  plan  of  the  Company  or  its   Subsidiaries   and  their
            affiliates; or

                   (iv) a Person (as defined below) shall acquire 50% or more of the outstanding  voting securities of the Company (whether directly, indirectly,  beneficially or of record),  unless as a result of such acquisition  more than 50% of the outstanding  voting  securities of the  surviving  or  resulting  corporation  shall  be  owned  in the aggregate  by the  shareholders  of  the  Company  (as  of the  time immediately  prior to the first  acquisition  of such  securities by such  Person),  any  employee  benefit  plan of the  Company  or its
            Subsidiaries, and their affiliates.

                   For  purposes  of this  Section  5(c),  ownership  of  voting securities shall take into account and shall include  ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Exchange Act. In addition, for such purposes,  "Person" shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (A) the
Company or any of its  Subsidiaries;  (B) a trustee or other  fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its
Subsidiaries;  (C) an underwriter  temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

               (d) Method of  Exercise.  Options to the extent then  exercisable may be  exercised in whole or in part at any time during the option  period,  by giving written notice to the Company specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check or such other  instrument  as may be acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has given

                                      -A5-

written  notice of  exercise  and has paid in full for such  shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

               (e) Non-transferability of Options.  Options are not transferable and may be  exercised  solely by the  Optionee  during his lifetime or after his death by the person or persons  entitled  thereto  under his will or the laws of descent and distribution.  The Committee,  in its sole discretion,  may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee's  immediate  family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution,  attachment or similar process, any Option contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

               (f)  Termination  by Death.  Unless  otherwise  determined by the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one year after the date of such death or until the  expiration  of the stated  term of such  Option as  provided  under the Plan,  whichever  period is shorter.

               (g)  Termination  by  Reason  of  Disability.   Unless  otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company  or  any  Subsidiary   terminates  by  reason  of  total  and  permanent
disability, any Option held by such Optionee may thereafter be exercised, to the extent it was  exercisable at the time of  termination  due to Disability (or on such accelerated basis as the Committee shall determine at or after grant),  but may not be  exercised  after  60 days  after  the  date of such  termination  of employment  or service or the  expiration  of the  stated  term of such  Option, whichever  period is shorter;  provided,  however,  that,  if the Optionee  dies within such 60-day period,  any  unexercised  Option held by such Optionee shall thereafter be exercisable to the extent to which it was  exercisable at the time of death for a period of one year after the date of such death or for the stated
term of such Option, whichever period is shorter.

               (h)  Termination  by  Reason  of  Retirement.   Unless  otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such  accelerated  basis as the Committee shall determine at or after grant), but may not be  exercised  after 60 days after the date of such  termination  of employment  or service or the  expiration  of the  stated  term of such  Option, whichever  period is shorter;  provided,  however,  that,  if the Optionee  dies within such 60-day period,  any  unexercised  Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of  death,  for a period  of one year  after  the date of such  death or for the stated term of such Option, whichever period is shorter.

                                      -A6-

               For purposes of this paragraph (h) "Normal Retirement" shall mean retirement  from  active  employment  with  or  service  to the  Company  or any
Subsidiary on or after the normal  retirement  date  specified in the applicable
Company or  Subsidiary  pension  plan or if no such  pension  plan,  age 65, and
"Early  Retirement" shall mean retirement from active employment with or service to the Company or any Subsidiary pursuant to the early retirement  provisions of the  applicable  Company or Subsidiary  pension plan or if no such pension plan, age 55.

               (i)  Other  Termination.   Unless  otherwise  determined  by  the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates for any reason other than death,  Disability or Normal or
Early Retirement, the Option shall thereupon terminate,  except that the portion of any Option that was exercisable on the date of such termination of employment or  service  may be  exercised  for the  lesser  of 30 days  after  the  date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any  Subsidiary is terminated by the Company or such
Subsidiary  without cause (the  determination as to whether  termination was for cause to be made by the Committee).  The transfer of an Optionee from the employ of or service to the  Company  to the employ of or service to a  Subsidiary,  or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

               (j) Limit on Value of Incentive Option. The aggregate Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

               (k) Incentive Option Shares. A grant of an Incentive Option under this Plan shall  provide that (a) the Optionee  shall be required as a condition of the exercise to furnish to the Company any payroll  (employment) tax required to be withheld,  and (b)if the Optionee makes a disposition,  within the meaning of Section 424(c) of the Code and  regulations  promulgated  thereunder,  of any share or shares of Stock  issued to him upon  exercise  of an  Incentive  Option granted  under the Plan within the two-year  period  commencing on the day after the date of the  grant of such  Incentive  Option or  within a  one-year  period commencing  on the day after the date of  transfer of the share or shares to him pursuant to the  exercise of such  Incentive  Option,  he shall,  within 10 days after such  disposition,  notify the Company thereof and immediately  deliver to the  Company any amount of United  States  federal,  state and local  income tax withholding required by law.

       6.      TERM OF PLAN.

               No Option shall be granted  pursuant to the Plan on or after July
19, 2011, but Options theretofore granted may extend beyond that date.

                                      -A7-

       7.      CAPITAL CHANGE OF THE COMPANY.

               In  the  event  of  any  merger,  reorganization,  consolidation, recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other adjustments as may be required under the tax laws so that any Incentive  Options previously  granted shall not be deemed  modified  within the meaning of Section
424(h) of the Code.

       8.      PURCHASE FOR INVESTMENT.

               Unless  the  Options  and  shares  covered  by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

       9.      TAXES.

               The Company may make such provisions as it may deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan  with  respect  to  the  withholding  of any  taxes  (including  income  or employment taxes) or any other tax matters.

      10.      EFFECTIVE DATE OF PLAN.

               The Plan shall be effective on July 19,  2001,  provided  however that the Plan shall  subsequently  be approved by majority vote of the Company's stockholders not later than July 18, 2002.

      11.      AMENDMENT AND TERMINATION.

               The Board may amend,  suspend, or terminate the Plan, except that no amendment  shall be made that would  impair the rights of any Optionee  under any Option theretofore granted without the Optionee's  consent,  and except that no amendment  shall be made which,  without the approval of the  stockholders of the Company would:

               (a)  materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

               (b)  materially  increase the benefits  accruing to the Optionees under the Plan;

                                      -A8-

               (c) materially  modify the  requirements  as to  eligibility  for participation in the Plan;

               (d) decrease the  exercise  price of an Incentive  Option to less than  100% of the  Fair  Market  Value  per  share of Stock on the date of grant thereof or the exercise price of a  Nonqualified  Option to less than 80% of the
Fair Market Value per share of Stock on the date of grant thereof; or

               (e) extend the term of any Option  beyond  that  provided  for in
Section 5(b).

               The  Committee  may  amend the  terms of any  Option  theretofore granted, prospectively or retroactively,  but no such amendment shall impair the rights of any Optionee  without the Optionee's  consent.  The Committee may also substitute new Options for previously granted Options, including options granted under other plans  applicable to the participant and previously  granted Options having  higher  option  prices,  upon  such  terms  as the  Committee  may  deem appropriate.

      12.      GOVERNMENT REGULATIONS.

               The Plan,  and the grant and exercise of Options  hereunder,  and the  obligation  of the Company to sell and deliver  shares under such  Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

      13.      GENERAL PROVISIONS.

               (a) Certificates.  All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

               (b) Employment Matters. The adoption of the Plan shall not confer upon any  Optionee  of the  Company  or any  Subsidiary  any right to  continued
employment or, in the case of an Optionee who is a director,  continued  service as a director,  with the Company or a Subsidiary,  as the case may be, nor shall it  interfere  in any way with the right of the  Company  or any  Subsidiary  to terminate  the  employment  of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

               (c)  Limitation  of  Liability.  No  member  of the  Board or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with

                                      -A9-

respect to the Plan,  and all members of the Board or the Committee and each and any  officer or employee of the Company  acting on their  behalf  shall,  to the extent  permitted by law, be fully  indemnified  and protected by the Company in respect of any such action, determination or interpretation.

               (d) Registration of Stock. Notwithstanding any other provision in the Plan,  no Option  may be  exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or are,  in the  opinion of counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

                                          PUROFLOW INCORPORATED
                                          July 19, 2001

                                      -A10-

                                                                         ANNEX B

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                              PUROFLOW INCORPORATED

            Puroflow  Incorporated,  a corporation  organized and existing under and by virtue of the  General  Corporation  Law of the  State of  Delaware  (the
"Corporation"),

            DOES HEREBY CERTIFY:

            FIRST:  That the Board of  Directors  of the  Corporation  at a duly called meeting,  duly adopted  resolutions setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and proposing that said amendment be considered by the stockholders of the Corporation.  The resolution  setting forth the proposed  amendment is as follows:

            RESOLVED,  that the Board of Directors declares that it is advisable to amend Article FOURTH of the Certificate of  Incorporation  of the Corporation
as follows:

                    "FOURTH: This Corporation is authorized to issue two classes of stock to be designated,  respectively, "Common Stock" and
                    "Preferred  Stock."  The  total  number  of shares of Common
                    Stock this Corporation is authorized to issue is 12,000,000, par value $.15 per share,  and the total number of shares of
                    Preferred  Stock this  Corporation is authorized to issue is
                    500,000 shares of Preferred Stock, par value $.10 per share, with the Board of Directors  being hereby  authorized to fix or alter the rights, preferences, privileges and restriction granted  to or  imposed  upon any  series of such  Preferred
                    Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The Board of
                    Directors  is also  authorized  to increase or decrease  the number of shares of any series,  prior or  subsequent to the issue of that series,  but not below the number of shares of such series then  outstanding.  In case the number of shares of any series shall be so decreased, the shares constituting such  decrease  shall resume the status which they had prior to the  adoption  of the  resolution  originally  fixing the number of shares of such series.

                    Simultaneously with the effective date of the filing of this amendment to the Corporation's  Certificate of Incorporation
                    (the  "Effective  Date"),  each share of Common  Stock,  par
                    value  $.01  per  share,  of  the  Corporation   issued  and
                    outstanding or held as treasury shares  immediately prior to
                    the   Effective   Date  (the  "Old  Common   Stock")   shall
                    automatically  be  reclassified  and continued (the "Reverse
                    Split"),  without  any  action  on the  part  of the  holder thereof,  as one-fifteenth of one share of Common Stock. The
                    Corporation  shall not issue fractional shares on account of the  Reverse  Split.  Holders of Old Common  Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates  formerly representing shares of the Old Common
                    Stock, in lieu of such  fractional  share, an amount in cash
                    (the  "Cash-in-Lieu  Amount") equal to the then market value of such  fractional  interest.  Such  market  value  will be determined by calculating  the average  closing price of the
                    Common Stock as quoted on the OTC Bulletin Board for the ten business days prior to the Effective Date. No interest shall be payable on the Cash-in-Lieu Amount."

            SECOND: That thereafter,  the stockholders of the Corporation,  at a duly called meeting of the stockholders, voted in favor of the amendment.

                                       B1

            THIRD:  That said amendment was duly adopted in accordance  with the provisions  of  Section  242 of the  General  Corporation  Law of the  State  of
Delaware.

            IN  WITNESS   WHEREOF,   Puroflow   Incorporated   has  caused  this
Certificate to be signed by Michael H. Figoff, its President and Chief Executive
Officer, this _____ day of ____________, 2001.

                                      PUROFLOW INCORPORATED

                                      By:  ____________________________
                                           Michael H. Figoff
                                           President and Chief Executive Officer

                                       B2

                                      PROXY
                              PUROFLOW INCORPORATED
           This Proxy is Solicited on Behalf of the Board of Directors

                         Annual Meeting of Stockholders
                                 August 28, 2001

The undersigned,  revoking all other proxies  previously given,  hereby appoints
Michael  H.  Figoff and Warren G.  Lichtenstein,  and each of them  individually
(with  full  power to act  without  the  other  and with  power to  appoint  his substitute),  as the  undersigned's  proxy to  represent  and to vote all of the shares of Common Stock of PUROFLOW  INCORPORATED,  a Delaware  corporation  (the
"Company"),  held of record by the  undersigned  on June 29,  2001 at the Annual
Meeting of Stockholders to be held on August 28, 2001 at 10:00 a.m., local time, at the Airtel Plaza Hotel, 7277 Valjean Avenue, Van Nuys,  California 91406, and
at any and all adjournments or postponements thereof.

THIS PROXY,  WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION  IS MADE,  THIS PROXY WILL BE
VOTED FOR  PROPOSALS  1 2, 3 AND 4. IF ANY OTHER  MATTERS ARE  PROPERLY  BROUGHT
BEFORE THE ANNUAL MEETING, THE PROXIES WILL VOTE ON THESE MATTERS AS THE PROXIES
NAMED HEREIN MAY DETERMINE IN THEIR SOLE DISCRETION.

PROPOSAL 1.    Election of Directors            MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW

                                                |_|   FOR all nominees (The nominees are Michael H. Figoff,  Robert A. Smith,
                                                      Dr. Tracy Kent Pugmire,  Warren G. Lichtenstein, Travis Bradford, Glen Kassan,
                                                      and Joshua Schechter)

                                                |_|   WITHHOLD AUTHORITY to vote for all nominees

                                                |_|   FOR all nominees except as listed below

(INSTRUCTION: To withhold authority to vote for any indvidual nominees, write that nominee's name on the lines set forth below)

-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.    To adopt the 2001 Stock Option Plan.

                                                |_|    FOR                 |_|    AGAINST             |_|    ABSTAINING
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 3. To approve a one for fifteen reverse stock split of the Company's issued and outstanding Common Stock.

                                                |_|    FOR                 |_|    AGAINST             |_|    ABSTAINING
-----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 4. To vote for the appointment of auditors, Rose, Snyder & Jacobs, for the fiscal year ended January 31, 2002.

                                                |_|    FOR                 |_|    AGAINST             |_|    ABSTAINING
-----------------------------------------------------------------------------------------------------------------------------------
o           SEE  HOUSEHOLDING ELECTION NOTICE

                                                |_|    FOR                 |_|    AGAINST
-----------------------------------------------------------------------------------------------------------------------------------

If any amendments or variations to the matters referred to above or to any other matters  identified  in the Notice of Annual  Meeting are proposed at the Annual
Meeting or any if any other matters which are not now known to management should properly come before the Annual Meeting or any adjournments  thereof, this Proxy confers discretaionary  authority on the person voting the proxy to vote on such amendments  or  variations  or such other  matters in  accordance  with the best judgment of such person.

The undersigned hereby  acknowledges  receipt of the Notice of Annual Meeting of
Stockholders  dated August 6, 2001,  the Proxy  Statement of the Company,  dated
August 6, 2001,  and the Company's  Annual Report to  Stockholders  for the year ended January 31, 2001, each of which is enclosed herewith.

The  undersigned  hereby revokes any proxy to vote shares of Common Stock of the
Company  heretofore  delivered by the  undersigned in connection with the Annual
Meeting.

                                          Dated
                                               ---------------------------------

                                          --------------------------------------
                                                         Signature
                                          --------------------------------------
                                                 Signature, if held jointly

                                          --------------------------------------
                                                   Title (if applicable)

                                          Please date, sign exactly as your name
                                          appears  on this  Proxy  and  promptly
                                          return in the enclosed envelpe. In the
                                          case of joint  ownership,  each  joint
                                          owner  must  sign.   When  signing  as
                                          guardian,   executor,   administrator,
                                          attorney,  trustee,  custodian,  or in
                                          any  other  similar  capacity,  please
                                          give your full title. In the case of a
                                          corporation,  sign in  full  corporate
                                          name by president or other  authorized
                                          officer,   giving  title,   and  affix
                                          corporate seal. If a partnership, sign
                                          in  partnership  name by an authorized
                                          person.